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                                                                   EXHIBIT 10.97

    SECOND AMENDMENT TO SECOND AMENDED AND RESTATED UNCOMMITTED INSURED TRADE
                         RECEIVABLES PURCHASE AGREEMENT

      THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED UNCOMMITTED INSURED TRADE RECEIVABLES PURCHASE AGREEMENT (this "Second Amendment") is made as of June 2, 2004 by and among Lam Research Corporation, a Delaware corporation ("Lam"), Lam Research International SARL, a Swiss corporation ("LRI") and a subsidiary of Lam (Lam and LRI each a "Seller" and collectively, "Sellers") and ABN AMRO Bank N.V. ("Buyer").

                                    RECITALS

      Lam and Buyer have previously entered into that certain Second Amended and Restated Uncommitted Insured Trade Receivables Purchase Agreement dated as of March 21, 2003 (the "March Agreement"), pursuant to which Lam agreed to sell and Buyer agreed to buy, on an uncommitted basis, certain accounts receivable not to exceed $50,000,000, subject to the terms and conditions of the March Agreement, as amended by that certain Amendment to Second Amended and Restated Uncommitted Insured Trade Receivables Purchase Agreement dated as of September 24, 2003 among LAM, LRI and Buyer (the "First Amendment", the March Agreement as amended by the First Amendment, the "Purchase Agreement").

      Lam and Buyer desire to further amend the Purchase Agreement on the terms set forth herein to extend the Purchase Period to March 25, 2005 and increase the Total Uncommitted Facility to an amount not in excess of One Hundred Million Dollars ($100,000,000).

      NOW, THEREFORE, in consideration of the above Recitals, the mutual covenants herein contained, and the exchange of consideration provided hereinafter, the receipt and adequacy of which the parties hereby acknowledge, the parties hereto hereby agree as follows:

      1. Waiver. Buyer hereby acknowledges that Sellers have not delivered a Purchase Period Extension Request pursuant to Section 12(d) of the Purchase Agreement. Buyer hereby agrees to waive the requirements of Section 12(d) requiring delivery of such Purchase Period Extension Request ("Waiver") and agrees that the Purchase Period shall be amended as provided in this Second Amendment. This Waiver is a one-time waiver and shall not be construed to be:
(i) a waiver as to future compliance with the Purchase Agreement, or (ii) a waiver of any other rights or remedies that Buyer may have under the Purchase Agreement or under applicable law.

      2.    Amendments to the Purchase Agreement.

            A. Section 1 Sale and Purchase. The third sentence of Section 1(a) is hereby amended to read as follows:

                  "Buyer shall not purchase Eligible Receivables that a Seller offers to the extent that the aggregate purchase price paid by Buyer for Purchased Receivables would exceed One Hundred Million Dollars ($100,000,000) (the "Total Uncommitted Facility")."

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            B.    Section 1 Sale and Purchase. Section 1(b) is hereby amended to read as follows:

                  "The obligation of Buyer to enter into the March Agreement was subject to receipt by Buyer, on or prior to the Effective Date, of those items listed on Schedule 2 attached thereto. The obligation of Buyer to enter into the First Amendment was subject to receipt by Buyer, on or prior to the Amendment Effective Date, of each item listed on Schedule 2 attached thereto. The obligation of Buyer to enter into this Second Amendment is subject to receipt by Buyer, on or prior to the Second Amendment Effective Date, of each item listed on
                  Schedule 2 attached hereto as being deliverable on or prior to such date, each in form and substance satisfactory to Buyer."

            C. Section 1 Sale and Purchase. The second sentence of Section 1(g) is hereby amended to read as follows:

                  "On each subsequent Purchase Date under the March Agreement, the First Amendment or the Second Amendment, Buyer deposited or shall deposit, as the case may be, into the Collection Expenses Account funds equal to One-Hundredth of One Percent (0.01%) of the Net Invoice Amount of the Purchased Receivables acquired on such Purchase Date."

            D. Section 7 Notices. Section 7 is hereby amended to delete the address set forth for LRI and replace such address with the following:

                  "Lam Research International Sarl
                  Chemin de la Combeta 5
                  La Chaux-de-Fonds
                  Switzerland 2300
                  Attn: Craig Garber
                  Telephone: 41-32-924-2901

                  With a copy to Lam Research Corporation:

                  Lam Research Corporation
                  4650 Cushing Parkway
                  Fremont, CA 94538-6517
                  Attn: Roch LeBlanc
                  Telephone: (510) 572-3547
                  Fax No: (510) 572-1586"

            E. Section 11 Definitions. The definition of "Purchase Period" is amended to read as follows:

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                  "Purchase Period": the period from and including March 26,
                  2004 up to and including March 25, 2005 or, if such date is extended from time to time pursuant to Section 12(d), any later date to which so extended.

            F. Exhibit A Instrument of Transfer and Assignment. Exhibit A is hereby deleted in its entirety and amended to read as set forth in Attachment 1 hereto.

            G. Exhibit C Insurance Policy Requirements; Repurchase Limits; Purchase Percentage. Exhibit C is hereby deleted in its entirety and amended to read as set forth in Attachment 2 hereto.

            H. Exhibit D Form of Insurance Policy. Exhibit D is hereby deleted in its entirety and amended to read as set forth in Attachment 3 hereto.

      3. Representation and Warranties. The Sellers each severally represent and warrant to Buyer as to itself that, after giving effect to the waiver and amendments set forth in Section 1 and Section 2 above, respectively, the following will be true and correct on the Second Amendment Effective Date (as defined below):

            A.    The representations and warranties of the Sellers set forth in
Section 2 of the Purchase Agreement are true and correct in all material respects as if made on the Second Amendment Effective Date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

            B.    No Event of Repurchase has occurred and is continuing; and

            C. The Purchase Agreement is in full force and effect as to each Seller.

      4. Second Amendment Effective Date. The waiver effected by Section 1 above and the amendments effected by Section 2 above shall become effective as of the date on which McGuireWoods LLP ("MW"), counsel to the Buyer, is in receipt of or has confirmed the receipt of the items listed on Schedule 2 hereto (the "Second Amendment Effective Date").

      5.    Miscellaneous.

            A. The Sellers agree to pay all reasonable costs and expenses of the Buyer in connection with the preparation, execution and delivery of this Second Amendment, including without limitation, the reasonable fees and expenses of MW.

            B. Except as specifically waived and amended above, the Purchase Agreement and each of the Schedules and Exhibits thereto shall remain in full force and effect and the Purchase Agreement is hereby ratified and confirmed in all respects.

            C. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

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            D.    This Second Amendment may be executed in any number of
separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Second Amendment.

            E. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                          [the Signature Page Follows]

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      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.

                                                SELLERS
                                                LAM RESEARCH CORPORATION,
                                                a Delaware corporation

                                                By: /s/ Roch LeBlanc
                                                    ----------------

                                                Name: Roch LeBlanc

                                                Title: Assistant Treasurer

                                                LAM RESEARCH INTERNATIONAL
                                                SARL, a Swiss corporation

                                                By: /s/ Mark Frey
                                                    ----------------

                                                Name: Mark Frey

                                                Title: Director

                                                BUYER
                                                ABN AMRO BANK N.V.

                                                By: /s/ Phyllis Kai-Kee

                                                Name: Phyllis Kai-Kee

                                                Title: Director

                                                By: /s/ Alexis Yoo

                                                Name: Alexis Yoo

                                                Title: Vice President

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                                   SCHEDULE 2

                              Conditions Precedent

      1.    This Second Amendment, duly executed by Buyer and each Seller.

      2. The Certificate of Incorporation of Lam, certified as of a recent date prior to the Second Amendment Effective Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation.

      3. A Certificate of Good Standing including tax good standing (or comparable certificate) for Lam, certified as of a recent date prior to the Second Amendment Effective Date by the Secretary of State (or comparable official) of its jurisdiction of incorporation.

      4. A certificate of a senior officer of Lam, dated the Second Amendment Effective Date, certifying (a) that attached thereto is a true and correct copy of the Bylaws of Lam as in effect on the Second Amendment Effective Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Lam and continuing in effect, which authorize the execution, delivery and performance by Lam of this Second Amendment and the Guaranty (as defined in item 14) and the consummation of the transactions contemplated hereby and thereby; and (c) that there are no proceedings for the dissolution or liquidation of Lam.

      5. A certificate of a senior officer of Lam, dated the Second Amendment Effective Date, certifying the incumbency, signatures and authority of the officers of Lam authorized to execute, deliver and perform this Second Amendment and the Guaranty and all other documents, instruments or agreements related thereto executed or to be executed by Lam.

      6. Certificates of Good Standing (including tax good standing for California) (or comparable certificates) for Lam, certified as of a recent date prior to the Second Amendment Effective Date by the Secretary of State of California.

      7. A copy of the audited consolidated financial statements of Lam for the fiscal year ended June 29, 2003 prepared by Ernst & Young and a copy of the unqualified opinion delivered by such accountants in connection with such financial statements.

      8. A copy of the 10-K report filed by Lam with the Securities and Exchange Commission for the fiscal year ended June 29, 2003.

      9. A copy of the 10-Q report filed by Lam with the Securities and Exchange Commission for the fiscal quarter ended March 28, 2004.

      10. Such other financial, business and other information regarding Sellers, or any of their subsidiaries, as Buyer may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.

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      11.   A UCC-3 financing statement correcting LRI's address on file with the Delaware Secretary of State.

      12. An opinion of each Seller's in-house or external legal counsel, addressed to Buyer, covering such legal matters as Buyer may reasonably request and otherwise in form and substance satisfactory to Buyer.

      13. Payment of all fees and expenses payable to Buyer on or prior to the Second Amendment Effective Date, including, but not limited to, a one-time structuring fee of $75,000 (the "Structuring Fee") payable to Buyer by the Sellers.

      14. A copy of an Amended and Restated Guaranty in from and substance satisfactory to Buyer (the "Guaranty") duly executed by Lam, pursuant to which Lam guaranties the performance of LRI under the Purchase Agreement.

      15. A certificate of a senior officer of LRI dated the Second Amendment Effective Date, certifying (a) that attached thereto is a true and correct copy of the organizational documents of LRI as in effect on the Second Amendment Effective Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of LRI and continuing in effect, which authorize the execution, delivery and performance by LRI of this Second Amendment and the consummation of the transactions contemplated hereby; and (c) that there are no proceedings for the dissolution or liquidation of LRI.

      16. A certificate of a senior officer of LRI, dated the Second Amendment Effective Date, certifying the incumbency, signatures and authority of the officers of LRI authorized to execute, deliver and perform this Second Amendment and all other documents, instruments or agreements related thereto executed or to be executed by LRI.

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                                  ATTACHMENT 1

                                   EXHIBIT "A"

                      Instrument of Transfer and Assignment

      The undersigned [Lam Research Corporation, a Delaware corporation] [Lam Research International SARL, a Swiss corporation] (the "Seller"), for valuable consideration which is hereby acknowledged, hereby sells, assigns, sets over and transfers to ABN AMRO Bank N.V. ("Buyer"), all of Seller's right, title and interest in and to the Initial Payments under the accounts receivable listed on
Exhibit 1 attached hereto.

      This assignment and transfer is made without recourse, warranty or representation, except as expressly set forth in the Second Amendment to Second Amended and Restated Uncommitted Insured Trade Receivables Purchase Agreement, dated as of June 2, 2004, between Sellers (as defined therein) and Buyer.

                                        [LAM RESEARCH CORPORATION, a Delaware
                                        corporation] [LAM RESEARCH
                                        INTERNATIONAL SARL, a Swiss corporation]

                                        By: ____________________________________

                                        Title: _________________________________

                                        Date: _______________________

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                                    EXHIBIT 1

                          LIST OF PURCHASES RECEIVABLES

                                  TOTAL
             INVOICE   SHIPMENT   INVOICE   INITIAL   CUSTOMER   DUE
CUSTOMER     NUMBER    DATE       AMOUNT    PAYMENT   P.O. #     DATE

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                                  ATTACHMENT 2

                                   EXHIBIT "C"

      Insurance Policy Requirements; Repurchase Limit; Purchase Percentage

Insurance Policy Requirements

Commencing on each Purchase Date and continuing until the next Purchase Date, the Insurance Policy shall provide for (i) an aggregate policy limit in an amount equal to One-Hundred Million Dollars ($100,000,000), (ii) a co-insurance percentage of not greater than ten percent (10%) of the Net Invoice Amount of all the Purchased Receivables purchased hereunder through and including such Purchase Date (the "co-insurance percentage"), and (iii) a total deductible not greater than $0 (the "Deductible Limit").

Repurchase Limit

The Repurchase Limit, as of any date and with respect to the Purchased Receivables purchased on such Purchase Date, shall be the sum of (i) the amount obtained by multiplying the co-insurance percentage under the Insurance Policy by the Net Invoice Amount of all the Purchased Receivables purchased hereunder on such date and (ii) the Deductible Limit under the Insurance Policy as of such date.

Purchase Percentage

The Purchase Percentage with respect to Purchased Receivables on a Purchase Date shall be the percentage determined by calculating (i) the Discount Rate applicable to such Purchased Receivable times (ii) one hundred and twenty (120) divided by (iii) three hundred and sixty (360).

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                                  ATTACHMENT 3

                                   EXHIBIT "C"

                            Form of Insurance Policy

                              [Delivered to Buyer]